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                                                                    EXHIBIT 32.1

                           CERTIFICATIONS PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

          In connection with the Annual Report of National Health Partners, Inc. (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2006, as filed with the Securities and Exchange Commission (the "report"), I, David M. Daniels, Chief Executive Officer of the Company, and I, Alex Soufflas, Chief Financial Officer of the Company, do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

          (1) the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 23, 2007                   /s/ David M. Daniels
                                        ----------------------------------------
                                        David M. Daniels
                                        Chief Executive Officer


Dated: March 23, 2007                   /s/ Alex Soufflas
                                        ----------------------------------------
                                        Alex Soufflas
                                        Chief Financial Officer